UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2019

KRAIG BIOCRAFT LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Wyoming		83-0458707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2723 South State St. Suite 150
Ann Arbor, Michigan 48104
(Address of principal executive offices, including Zip Code)

(734) 619-8066
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	-	-

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (?230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 14, 2019, Kraig Biocraft Laboratories, Inc. (the “Company”) issued a letter to its shareholders relating to its annual shareholder meeting to be held on July 24, 2019. This letter was sent out the the Company's opt in email distribution list and posted to the Company's website.  A copy of that letter to shareholders is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Letter to shareholder dated July 14th, 2019

{HTFL00066530; 1}

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July [ ], 2019
KRAIG BIOCRAFT LABORATORIES, INC.

By:	/s/ Kim Thompson
Kim Thompson
Chief Executive Officer, Chief Financial Officer and Director

{HTFL00066530; 1}